NOMURA PARTNERS FUNDS, INC.

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INDIA FUND

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SUPPLEMENT DATED MAY 7, 2010,

TO THE PROSPECTUS DATED JANUARY 28, 2010

AS SUPPLEMENTED APRIL 29, 2010

This Supplement supersedes and replaces the supplement dated April 29, 2010. It provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus.

Effective May 7, 2010, Nomura Partners Funds, Inc. – India Fund (the “Fund”) is open to new investment. However, investors should note that investments in India are subject to restrictions on foreign investment (which require foreign investors, such as the Fund, to have a foreign investment license) and exchange control regulations. The Fund currently does not meet the broad shareholder base criteria for the foreign investment license. The Securities and Exchange Board of India (“SEBI”) has granted the Fund a onetime extension up to September 30, 2010, to meet SEBI’s broad shareholder base criteria for the requisite foreign investment license. There can be no assurance that the Fund will meet the criteria by September 30, 2010. Failure to do so could result in SEBI revoking the Fund’s license and the portfolio managers being unable to manage the Fund in accordance with its investment strategy. In addition, the Fund would not be able to meet its investment objective.

INVESTMENT COMPANY ACT FILE NO: 811-01090